UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 4, 2019

Catabasis Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37467	26-3687168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square Bldg. 1400E, Suite B14202 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 349-1971

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.001 par value per share	CATB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignation

On June 4, 2019, Jean George notified Catabasis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), of her decision to resign as a member of the Company’s Board of Directors (the “Board”), effective as of 2:00pm on June 4, 2019. With the resignation, Ms. George also resigned as a member of the Board’s Nominating and Corporate Governance Committee and Compensation Committee.  Ms. George’s resignation from the Board was not the result of any disagreement with the Company.

Item 5.07      Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on June 4, 2019.  The following is a summary of the matters voted on at that meeting.

a)            The stockholders of the Company elected Michael Kishbauch and Jill C. Milne to the Board, as Class I directors each to serve for a three-year term expiring at the annual meeting of stockholders to be held in 2022.  The results of the stockholders’ vote with respect to the election of Class I directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes	Votes Abstaining
Michael Kishbauch	3,905,659	413,512	3,580,205	—
Jill C. Milne, Ph.D.	3,979,489	339,682	3,580,205	—

b)            The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.  The results of the stockholders’ vote with respect to the ratification of such appointment were as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstaining
7,849,758	41,784	—	7,834

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATABASIS PHARMACEUTICALS, INC.

Date: June 5, 2019	By:	/s/ Deirdre A. Cunnane
Deirdre A. Cunnane
Chief Legal Officer